Exhibit 10.1
Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 15, 2026, is entered into by and among EQUIPMENTSHARE.COM INC, a Texas corporation (“Parent Borrower”), the Lenders (as defined in the below-defined Credit Agreement) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (each as defined in the below-defined Credit Agreement) (in such capacity, together with its successors and assigns in such capacity, “Agent”), and in light of the following:

W I T N E S S E T H
WHEREAS, Parent Borrower, Agent, and the Lenders are parties to that certain Credit Agreement, dated as of November 26, 2025 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Credit Agreement”);

WHEREAS, Parent Borrower has requested that Agent and the Lenders party hereto (constituting the Required Lenders) agree to make certain amendments to the Existing Credit Agreement; and
WHEREAS, upon the terms and conditions set forth herein, Agent and the Lenders are willing to accommodate Parent Borrower’s request.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction or waiver in accordance with Section 14.1 of the Existing Credit Agreement of the conditions precedent set forth in Section 3 hereof:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“OWN Transfer Prepayment Amount” means, with respect to any OWN Transfer Prepayment Trigger Date, 100% of the aggregate Net Cash Proceeds received by the Loan Parties and their Restricted Subsidiaries from OWN Program Transfers during the period from the immediately preceding OWN Transfer Prepayment Trigger Date through and including such OWN Transfer Prepayment Trigger Date.
“OWN Transfer Prepayment Outside Trigger Date” means the date that is one calendar month after the immediately preceding OWN Transfer Prepayment Trigger Date; provided that with respect to an OWN Transfer Prepayment Outside Trigger Date that begins on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the next succeeding calendar month), the OWN Transfer Prepayment Outside Trigger Date shall be the last day of the next succeeding calendar month.
“OWN Transfer Prepayment Trigger Date” means each date that is the earliest to occur of (a) the date as of which the aggregate amount of Net Cash Proceeds received by the Loan Parties and their Restricted Subsidiaries since the immediately preceding OWN Transfer

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Prepayment Trigger Date equal or exceed $250,000,000, (b) the last day of the next expiring Interest Period then in effect, and (c) the OWN Transfer Prepayment Outside Trigger Date.
(b)Section 2.4(e)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(ii) OWN Program Transfers. If any Loan Party or any of its Restricted Subsidiaries receives any Net Cash Proceeds from any OWN Program Transfer, Borrowers shall prepay the outstanding principal amount of the Obligations within five (5) Business Days following each OWN Transfer Prepayment Trigger Date in an amount equal to the OWN Transfer Prepayment Amount with respect to such OWN Transfer Prepayment Trigger Date in accordance with Section 2.4(f). Notwithstanding anything else contained herein, the first Own Transfer Prepayment Trigger Date shall be April 30, 2026. Nothing contained in this Section 2.4(e)(ii) shall permit any Loan Party or any of its Subsidiaries to sell or otherwise dispose of any assets pursuant to an OWN Program Transfer other than in accordance with Section 6.5(x).”

(c)Section 2.4(f) of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of such Section:
“Notwithstanding anything else contained herein, so long as no Application Event shall have occurred and be continuing, each prepayment made pursuant to Section 2.4(e)(ii) shall be applied (without a corresponding reduction in the Revolver Commitments) first, to the outstanding principal amount of any Base Rate Loans until paid in full and second, to the outstanding principal amount of any SOFR Loans until paid in full.”
(d)Section 5.2 of the Existing Credit Agreement is hereby amended by adding the following new clause (e) at the end of such Section:
“(e) Monthly, (no later than the twenty-fifth (25th) day of each calendar month) a report (which may be delivered by email) of the Net Cash Proceeds (if any) received by any Loan Party or any of its Restricted Subsidiaries from any OWN Program Transfer during the immediately preceding calendar month.”

3.Conditions Precedent to Amendment. The satisfaction or waiver of each of the following in accordance with Section 14.1 of the Existing Credit Agreement shall constitute conditions precedent to the effectiveness of this Amendment (such date being the “Amendment No. 1 Effective Date”):
(a)Agent shall have received this Amendment, duly executed by Parent Borrower, the Required Lenders, and Agent, and the same shall be in full force and effect.
(b)The representations and warranties set forth herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified by materiality in the text thereof) as of such earlier date).

(c)No Default or Event of Default shall have occurred and be continuing on the date hereof or shall result from this Amendment.

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(d)Agent shall have received a certificate, dated as of the Amendment No. 1 Effective Date and signed by a Responsible Officer confirming the accuracy of the conditions set forth in clauses
(b) and (c) of this Section 3.

4.Representations and Warranties. Parent Borrower hereby represents and warrants to Agent and the Lenders as follows:
(a)Parent Borrower (i) is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization (except as a result of a transaction permitted under Section 6.4(a) of the Credit Agreement), (ii) is qualified to do business in each jurisdiction where the conduct of its business requires such qualification, other than such jurisdictions in which the failure to be so qualified, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and
(iii) has all requisite power and authority to conduct its business and to own its property, except to the extent that the failure to have such power and authority, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
(b)Parent Borrower has (i) the power and authority to execute, deliver and perform this Amendment and (ii) has taken all necessary corporate action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery and performance of this Amendment.
(c)The execution, delivery, and performance by Parent Borrower of this Amendment does not and will not (i) conflict with, or constitute a violation or breach of, the terms of (A) any Second Lien Notes Documents, any Additional Permitted Junior Lien Indebtedness Documents or any other Material Indebtedness Documents, (B) any other contract, mortgage, lease, agreement, indenture, or instrument to which Parent Borrower or any of its Restricted Subsidiaries is a party or which is binding upon it, (C) any Requirement of Law applicable to Parent Borrower or any of its Restricted Subsidiaries, (D) any order, judgment, or decree of any court or other Governmental Authority binding on Parent Borrower or any of its Restricted Subsidiaries, or (E) any Governing Documents of Parent Borrower or any of its Restricted Subsidiaries, except in the case of clauses (B), (C) or (D) above, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) result in the imposition of any Lien (other than Permitted Liens) upon the property of Parent Borrower or any of its Restricted Subsidiaries.

(d)This Amendment has been duly executed and delivered by Parent Borrower, and constitutes the legal, valid and binding obligations of Parent Borrower, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).
5.Payment of Costs and Fees. Parent Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of Lender Group (limited, in the case of legal fees, to the reasonable and documented fees and disbursements of Paul Hastings LLP, as outside counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.
6.[Reserved].
7.Governing Law; Jurisdiction, Etc.; Jury Trial Waiver. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION AND VENUE, SERVICE OF PROCESS, AND JURY TRIAL WAIVER SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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8.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.
9.Effect on Loan Documents.
(a)Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document.
(b)Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)This Amendment is a Loan Document.
10.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
11.Reaffirmation of Obligations. Parent Borrower hereby ratifies and reaffirms its obligations under each Loan Document to which it is a party. Parent Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

EQUIPMENTSHARE.COM INC,
as Parent Borrower

By: /s/ Jabbok Schlacks
Name: Jabbok Schlacks
Title: CEO

[Signature Page to Amendment No. I to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and a Lender

By: /s/ Laura Nickas
Name: Laura Nickas
Title: Authorized Signatory

[Signature Page to Amendment No, 1 to Credit Agreement]

Citibank, N.A., as a Lender

By: /s/ Christopher Marino
Name: Christopher Marino
Title: Vice President & Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

TRUIST SECURITIES, INC., as a Lender

By: /s/ Hannah Schregardus
Name: Hannah Schregardus
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Citizens Bank, N.A., as a Lender

By: /s/ Peter M. Walther
Name: Peter M. Walther
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick Lingrosso
Name: Patrick Lingrosso
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ Paul Dellova
Name: Paul Dellova
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Goldman Sachs Bank USA, as a Lender

By: /s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Chris Fudge
Name: Chris Fudge
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Regions Bank, as a Lender

By: /s/ Ryan Miles
Name: Ryan Miles
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

TD BANK, N.A., as a Lender

By: /s/ Lori Hilker
Name: Lori Hilker
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

UBS AG STAMFORD BRANCH, as a Lender

By: /s/ Muhammad Azfal
Name: Muhammad Afzal
Title: Director

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

KEYBANK, N.A., as a Lender

By: /s/ Timothy W Kenealy
Name: Timothy W Kenealy
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]